AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 18, 2002
                       -----------------------------------
                Date of Report (Date of earliest event reported)

                      SAFE TECHNOLOGIES INTERNATIONAL INC.
                   (Formerly Safe Aid Products Incorporated)
  -----------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)

         Delaware                        000-17746              22-2824492
         --------                        ---------              ----------
(State or other jurisdiction          (Commission File       (I.R.S. Employer
of incorporation or organization)         Number)         Identification Number)


                        2875 SOUTH OCEAN BLVD., SUITE 211
                            PALM BEACH, FLORIDA 33480
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                  561-832-2700
                             -----------------------
               Registrant's telephone number, including area code.

Item 2.  Acquisition or Disposition of Assets

SAFE TECHNOLOGIES EXECUTES MERGER AGREEMENT WITH `AAAA'

PALM BEACH, Fla., April 18,2002 /PRNewswire/ -- Safe Technologies International, Inc. (OTC Bulletin Board: SFAD - news) issued a statement today.

Michael J Posner, President, said, "We are pleased to announce that a Merger Agreement between Connect.ad of South Florida, Inc., a wholly owned subsidiary of Safe Technologies International, Inc., and All American Acquisition Associates, Inc. (AAAA) has been completed. Under the terms of the agreement, at the time of the merger closing, the merged entity will retain the name of `Connect.ad of South Florida, Inc.'"

Warren Gilbert will assume the position of President for the merged companies. Mr. Gilbert said, "we view that Connect.ad of South Florida, Inc., will be the hub and core of our business model. Management will shortly begin to assemble additional Internet pieces, i.e., Internet malls, E Commerce, E Marketing, a complete opt-in Email division, Site Hosting, Web Design, Internet Consultancy, and Network services, etc. All of the technology and support services for our business model will either be outsourced or acquired. Current talks are already under way, with several potential joint venture partners."

Gilbert continued, "Connect.ad of South Florida, Inc.'s, management plan is to build a marketing and sales oriented Internet company, differing from many other Internet companies in the marketplace today, which are primarily technology based. We believe that we will be the `idea' company. Our Sales and Marketing staff is focused and equity oriented. Our new C.F.O., Mark Matire, C.P.A., has over 14 years of experience in finance and accounting. In addition to his business background, Mark has extensive experience in applying technology and providing business solutions for companies seeking to become more efficient with ever changing technologies."

Mr. Posner concluded, "SFAD believes that this merger will result in the potential for synergistic growth and opportunity. Having experienced businessmen like Warren Gilbert, Stan Snyder, the company's business and Investment Banking consultant, and Mark Matire, as the management team, gives Connect.ad of South Florida, a tremendous advantage. We look forward to their success."

FORWARD LOOKING STATEMENTS: Forward-Looking Statements: This news release may contain forward looking statements pursuant to the provisions of the Private Securities Litigation Reform Act of 1995, as amended, that may involve risks and uncertainties. These and other risks are described from time to time in the SEC reports filed by Safe Technologies International, Inc.

SOURCE: Safe Technologies International, Inc.
CONTACT: investor.relations@safetechnologies.com
TEL: Melanie Fitzpatrick at 561-832-2700
HTTP://www.safetechnologies.com

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Safe Technologies International, Inc.

                               By:      /s/ Michael J Posner
                                        ------------------------------------
                                        Michael J Posner, President


                               Date:    April 18, 2002
                                        -------------------------------------